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                                                           EXHIBIT 1.E

                                      Draft of December 1, 1994
                                     [Debt Securities]




             SOUTHWESTERN BELL CAPITAL CORPORATION

                        DEBT SECURITIES

                FORM OF UNDERWRITING AGREEMENT

                                             (date)

To the Representative(s)
  named in Schedule I
  hereto of the Underwriters
  named in Schedule II hereto

Dear Sirs:

     Southwestern Bell Capital Corporation, a Delaware corporation ("Capital Corporation"), may issue and sell from time to time series of its debt securities registered under the registration statement referred to in Paragraph 1(a) hereof ("Securities" and individually "Security"). The Securities will be entitled to the benefit of the Support Agreement, dated as of November 10, 1986 (the "Support Agreement"), between Capital Corporation and Southwestern Bell Corporation, a Delaware corporation ("SBC"), pursuant to which payment of principal of, premium, if any, and interest on the Securities will be ensured by SBC; provided, however, that, as provided in the Support Agreement, in no event may any holder of Securities or other Lender (as defined in the Support Agreement) have recourse to or against the stock or assets of Southwestern Bell Telephone Company (the "Telephone Company") or any interest of SBC or Capital Corporation in the Telephone Company. The obligations of SBC pursuant to the Support Agreement are herein referred to as the "Support Obligations." The Securities will be issued under an Indenture, dated as of February 1, 1987 and supplemented by a First Supplemental Indenture dated as of October 1, 1990 (together, the "Indenture"), among Capital Corporation, SBC and The Bank of New York, as Trustee, in one or more series, which series may vary as to interest rates, maturities, redemption provisions and selling prices, with all such terms for any particular series being determined at the time of sale. Capital Corporation proposes to sell to the underwriters named in
Schedule II hereto ("Underwriters") for whom you are acting as representative(s) ("Representative"), a series of Securities, of the designation, with the terms and in the aggregate principal amount specified in Schedule I hereto ("Underwritten Securities" and, individually, "Underwritten Security").

     1. Capital Corporation and SBC represent and warrant to, and agree with, the several Underwriters that:

          (a) A registration statement on Form S-3 with respect to the Securities and with respect to the Support Obligations has been prepared by Capital Corporation and SBC in conformity with the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the rules

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     and regulations ("Rules and Regulations") of the
     Securities and Exchange Commission ("Commission") thereunder and has become effective. As used in this Agreement, (i) "Registration Statement" means that registration statement, as amended or supplemented to the date hereof (including all documents incorporated therein by reference); (ii) "Preliminary Prospectus" means each prospectus (including all documents incorporated therein by reference) included in that Registration Statement, or amendments thereto or supplements thereof, before it became effective under the Securities Act, including any prospectus filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations; (iii) "Basic Prospectus" means the prospectus (including all documents incorporated therein by reference) included in the Registration Statement; and (iv) "Prospectus" means the Basic Prospectus, together with any prospectus amendment or supplement (including in each case all documents incorporated therein by reference) specifically relating to the Underwritten Securities, as filed with, or mailed for filing to, the Commission pursuant to paragraph (b) or (c) of Rule 424 of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of the Prospectus.

          (b) The Registration Statement and each Prospectus contain, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will contain at all times during the period specified in Paragraph 8(c) hereof, all statements which are required by the Securities Act, the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the rules and regulations of the Commission under such Acts; the Indenture, including any amendments and supplements thereto, pursuant to which the Underwritten Securities will be issued and the Support Agreement pursuant to which the Support Obligations are created will conform with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder, and the Registration Statement and the Prospectus do not, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will not at any time during the period specified in Paragraph 8(c) hereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that neither Capital Corporation nor SBC makes any representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing to Capital Corporation and SBC through the Representative by or on behalf of any Underwriter specifically for use therein, or as to any statements in or omissions from the Statement of Eligibility and Qualification of the Trustee under the Indenture. Capital Corporation has been advised by the Commission in a No-Action Letter that financial information regarding Capital Corporation need not be included in any registration statement on Form S-3 filed by Capital
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

     Corporation and SBC with respect to the Securities and the Support Agreement. The Commission also stated in such No-Action Letter that it will not raise any objection if Capital Corporation does not file periodic reports pursuant to Sections 13 and 15(d) of the Exchange Act.

          (c) Neither Capital Corporation nor SBC is in violation of its corporate charter or bylaws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to Capital Corporation or SBC; the execution, delivery and performance of this Agreement and any Delayed Delivery Contracts (as defined in Paragraph 3 hereof) and compliance by Capital Corporation and SBC with the provisions of the Underwritten Securities, the Indenture and the Support Agreement will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of Capital Corporation, SBC or any of its material subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument, or result in a violation of the corporate charter or bylaws of Capital Corporation or SBC or any order, rule or regulation of any court or governmental agency having jurisdiction over Capital Corporation or SBC; and except as required by the Securities Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts, if any, the Indenture and the Support Agreement.

          (d) Except as described in or contemplated by the Registration Statement and the Prospectus, there shall have not occurred any changes or any development involving a prospective change, or affecting particularly the business or properties of Capital Corporation, SBC or its subsidiaries which materially impairs the investment quality of the Underwritten Securities since the dates as of which information is given in the Registration Statement and the Prospectus.

          (e) On the Delivery Date (as defined in Paragraph 7 hereof) (i) the Indenture will have been duly authorized, executed and delivered by Capital Corporation and SBC and will constitute the legally binding obligation of Capital Corporation and SBC, enforceable in accordance with its terms, (ii) the Underwritten Securities will have been duly authorized and, upon payment therefor as provided in this Agreement, will constitute legally binding obligations of Capital Corporation entitled to the benefits of the Indenture, (iii) the Support Agreement will have been duly authorized, executed and delivered by Capital Corporation and SBC and will constitute the legally binding obligations of Capital Corporation and SBC, (iv) the Support Obligations relating to the Underwritten Securities, upon payment for the Underwritten Securities as provided in this Agreement, will constitute legally binding obligations of SBC entitled to the benefits of the Indenture and the Support Agreement, and (v) the Underwritten Securities, the Indenture and the Support Agreement will conform to the descriptions thereof contained in the Prospectus.

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          (f)  Each of Capital Corporation, SBC and its
     subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business, except where the failure to so qualify would not have a material adverse effect on SBC and its subsidiaries taken as a whole.

          (g) Except as described in the Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of Capital Corporation or SBC, threatened against Capital Corporation, SBC or any of its subsidiaries which is reasonably expected to result in any material adverse change in the financial condition, results of operations, business or prospects of SBC and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement.

          (h) The financial statements filed as part of the Registration Statement or included in any Preliminary Prospectus or the Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present at all times during the period specified in Paragraph 8(c) hereof, fairly, the consolidated financial condition and results of operations of SBC and its subsidiaries, at the dates and for the periods indicated, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 8(c) hereof, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as described in the notes thereto).

          (i) The documents incorporated by reference into any Preliminary Prospectus or the Prospectus have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be, at all times during the period specified in Paragraph 8(c) hereof, prepared by SBC in conformity with the applicable requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 8(c) hereof, timely filed as required thereby.

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          (j)  There are no contracts or other documents which
     are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in the Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act as required.

     2. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Capital Corporation agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from Capital Corporation, at the purchase price and on the other terms set forth in Schedule I hereto, the principal amount of the Underwritten Securities and related Support Obligations set forth opposite its name in Schedule II hereto.

     3. Any offer to purchase Underwritten Securities and related Support Obligations by institutional investors solicited by the Underwriters for delayed delivery shall be made pursuant to contracts substantially in the form of Exhibit A attached hereto, with such changes therein as Capital Corporation, SBC and the Representative may approve ("Delayed Delivery Contracts"). Capital Corporation and SBC shall each have the right, in their sole discretion, to approve or disapprove each such institutional investor. Underwritten Securities which are subject to Delayed Delivery Contracts are herein sometimes called "Delayed Delivery Underwritten Securities" and Underwritten Securities which are not subject to Delayed Delivery Contracts are herein sometimes called "Immediate Delivery Underwritten Securities".

     Contemporaneously with the purchase on the Delivery Date by the Underwriters of the Immediate Delivery Underwritten Securities and related Support Obligations pursuant to this Agreement, Capital Corporation will pay to the Representative, for the account of the Underwriters, the compensation specified in Schedule I hereto for arranging the sale of Delayed Delivery Underwritten Securities. The Underwriters shall have no responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

     For the purpose of determining the principal amount of Immediate Delivery Underwritten Securities to be purchased by each Underwriter, there shall be deducted from the principal amount of Underwritten Securities to be purchased by such Underwriter as set forth in Schedule II hereto that portion of the aggregate principal amount of Delayed Delivery Underwritten Securities that the principal amount of Underwritten Securities to be purchased by such Underwriter as set forth in Schedule II hereto bears to the aggregate princi-pal amount of Underwritten Securities set forth therein to be purchased by all of the Underwriters (in each case as adjusted by the Representative to avoid fractions of the minimum principal amount in which the Underwritten Securities may be issued), except to the extent that the Representative determines, in its discretion, that such deduction shall be otherwise than in such proportion and so advises Capital Corporation.

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

     4.   [Reserved]

     5. Capital Corporation shall not be obligated to deliver any Underwritten Securities except upon payment for all Immediate Delivery Underwritten Securities to be purchased pursuant to this Agreement as hereinafter provided.

     6. If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Immediate Delivery Underwritten Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Underwritten Securities set forth in Schedule II hereto to be purchased by each remaining non-defaulting Underwriter set forth therein bears to the aggregate principal amount of Underwritten Securities set forth therein to be purchased by all the remaining non-defaulting Underwriters; provided that the remaining non-defaulting Underwriters shall not be obligated to purchase any Immediate Delivery Underwritten Securities if the aggregate principal amount of Immediate Delivery Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the total principal amount of Underwritten Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Underwritten Securities set forth in Schedule II hereto to be purchased by it. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Immediate Delivery Underwritten Securities. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the Immediate Delivery Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, Capital Corporation or SBC, except that Capital Corporation will continue to be liable for the payment of expenses as set forth in Paragraph 8(h) hereof and SBC will continue to have Support Obligations with respect to such expenses as set forth in Paragraph 8(h) hereof.

     Nothing contained in this Paragraph 6 shall relieve a defaulting Underwriter of any liability it may have to Capital Corporation or SBC for damages caused by its default. If other Underwriters are obligated or agree to purchase the Immediate Delivery Underwritten Securities of a defaulting or withdrawing Underwriter, either the Representative, on the one hand, or Capital Corporation and SBC, on the other hand, may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of Capital Corporation, SBC or the Representative may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

     7. Delivery of and payment for the Immediate Delivery Underwritten Securities shall be made at such address, date and time as may be specified in Schedule I hereto. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, Capital Corporation shall deliver the

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Immediate Delivery Underwritten Securities to the
Representative for the account of each Underwriter against payment to or upon the order of Capital Corporation of the purchase price by certified or official bank check or checks payable in next-day funds settled through the New York Clearing House or such other Clearing House as is named in
Schedule I. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Immediate Delivery Underwritten Securities shall be in such form or forms and in such denominations as may be set forth in Schedule I. Immediate Delivery Underwritten Securities in registered form shall be in such authorized denominations and registered in such names as the Representative shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the Immediate Delivery Underwritten Securities, Capital Corpora-tion shall make the Immediate Delivery Underwritten Securities available for inspection by the Representative in New York, New York not later than 2:00 P.M., local time, on the business day prior to the Delivery Date.

     8. Capital Corporation and SBC each agrees with the several Underwriters that:

          (a) Capital Corporation and SBC will furnish promptly to the Representative and to counsel for the Underwriters signed copies of the Registration Statement as originally filed and each amendment and supplement thereto filed prior to the date hereof and relating to or covering the Underwritten Securities and related Support Obligations, and a copy of the Prospectus filed with the Commission, including all documents incorporated therein by reference and all consents and exhibits filed therewith;

          (b) Capital Corporation and SBC will deliver promptly to the Representative such reasonable number of the following documents as the Representative may request: (i) conformed copies of the Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture, the Support Agreement and this Agreement), (ii) the Prospectus and (iii) any documents incorporated by reference in the Prospectus;

          (c)  During any period when a Prospectus relating to
     the Underwritten Securities is required by law to be
     delivered, neither Capital Corporation nor SBC will file
     any amendment of the Registration Statement nor will
     either file any amendment or supplement to the Prospectus
     (except for (i) an amendment or supplement consisting
     solely of the filing of a document under the Exchange Act
     or (ii) a supplement relating to an offering of
     securities other than the Underwritten Securities),
     unless Capital Corporation and SBC have furnished the
     Representative a copy of such proposed amendment or
     supplement for its review prior to filing and neither
     Capital Corporation nor SBC will file any such proposed
     amendment or supplement to which the Representative
     reasonably objects.  Subject to the foregoing sentence,
     Capital Corporation and SBC will cause the Prospectus and
     any amendment or supplement
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     thereto to be filed with the Commission as required pursuant to Rule 424 under the Securities Act. Capital Corporation and SBC will promptly advise the Representative (i) when the Prospectus or any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424 under the Securities Act, (ii) when any amendment of the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by Capital Corporation or SBC of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Capital Corporation and SBC will promptly (upon filing thereof) furnish the Representative a copy of any amendment or supplement to the Prospectus or Registration Statement not furnished to the Representative for prior review pursuant to exceptions
     (i) or (ii) of the first sentence of this subsection (a). Capital Corporation and SBC will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (d) If, at any time when a prospectus relating to the Underwritten Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Registration Statement, as then amended, or the Prospectus, as then supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, Capital Corporation and SBC promptly will (i) notify the Representative of the happening of such event, (ii) prepare and file with the Commission, subject to the first sentence of paragraph
     (c) of this Section 8, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and (iii) will supply any such amended or supplemented Prospectus to the Representative in such quantities as the Representative may reasonably request.

          (e) As soon as practicable, Capital Corporation and SBC will each make generally available to its security holders and to the Representative an earnings statement or statements of SBC which will satisfy the provisions of
     Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          (f) During a period of five years after the date hereof, Capital Corporation and SBC will furnish to the Representative copies of all reports and financial statements furnished by Capital Corporation or SBC to each securities exchange on which securities issued by Capital Corpo-


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

     ration or SBC may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

          (g) Capital Corporation and SBC will endeavor to qualify the Underwritten Securities for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Underwritten Securities, provided that in connection therewith neither Capital Corporation nor SBC shall be required to qualify as a foreign corporation or take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

          (h) Capital Corporation will pay the costs incident to the authorization, issuance and delivery of the Underwritten Securities and related Support Obligations and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments, supplements and exhibits thereto; the costs of distributing the Registration Statement as originally filed and each amendment and post-effective amendment thereof (including exhibits), any Preliminary Prospectus, the Prospectus and any documents incorporated by reference in any of the foregoing documents; the costs of producing this Agreement, the Delayed Delivery Contracts, if any, the Indenture and the Support Agreement; fees paid to rating agencies in connection with the rating of the Securities, including the Underwritten Securities and the rating of the Support Obligations; the fees and expenses of qualifying the Underwritten Securities and related
     Support Obligations under the securities laws of the several jurisdictions as provided in this Paragraph and of preparing and printing a Blue Sky Memorandum and a memorandum concerning the legality of the Securities, including the Underwritten Securities, or of the Support Obligations as an investment (including fees of counsel to the Underwriters); and all other costs and expenses incident to the performance of the obligations of Capital Corporation and SBC under this Agreement; provided that, except as provided in this Paragraph and in Paragraph 12 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Underwritten
     Securities and related Support Obligations which they may sell and the expenses of advertising any offering of the Underwritten Securities and related Support Obligations made by the Underwriters (it being understood and agreed that Capital Corporation's obligations to pay costs and expenses under this subparagraph shall be deemed to be "other obligations" of Capital Corporation entitled to the benefits of the Support Agreement);

          (i) Until the termination of the offering of the Underwritten Securities and related Support Obligations, Capital Corporation and SBC will timely file all documents, and any amendments to previously filed documents, required to be filed by Capital Corporation or SBC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act; and


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


          (j) During the period beginning on the date hereof and continuing to the Delivery Date, neither Capital Corporation nor SBC will offer, sell, contract to sell or otherwise dispose of any debt securities of Capital Corporation, any debt securities of SBC, or any Support Obligations or other support obligations or guarantees by SBC of debt securities of others, in any case with maturities longer than one year, other than Underwritten Securities and related Support Obligations to the Underwriters.

     9. (a) Capital Corporation and SBC shall jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which that Underwriter or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and such controlling person for any legal and other expenses reasonably incurred by that Underwriter or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred (but no more frequently than annually); provided, however, that neither Capital Corporation nor SBC shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for use therein. The foregoing indemnity agreement is in addition to any liability which Capital Corporation and SBC may otherwise have to any Underwriter or controlling person.

          (b) Each Underwriter shall indemnify and hold harmless Capital Corporation and SBC, each of their directors, each of their officers who signed the Registration Statement and any person who controls Capital Corporation or SBC within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which Capital Corporation, SBC or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to

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

     make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to Capital Corporation or SBC through the Representative by or on behalf of that Underwriter specifically for use therein, and shall reimburse Capital Corporation and SBC for any legal and other expenses reasonably incurred by Capital Corporation, SBC or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred (but no more frequently than annually). The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to Capital Corporation, SBC or any of their directors, officers or controlling persons.

          (c) Promptly after receipt by an indemnified party under this Paragraph 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Paragraph 9, notify the indemnifying party in writing of the claim or the commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under Paragraph 9(a) or 9(b). If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Paragraph 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party shall not elect to assume the defense of such action, such indemnifying party will reimburse such indemnified party for the reasonable fees and expenses of any counsel retained by them. In the event that the parties to any such action (including impleaded parties) include Capital Corporation or SBC, on the one hand, and one or more Underwriters, on the other hand, and either
     (i) the indemnifying party or parties and indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct or in the opinion of such counsel due to actual or potential differing interests between them, then the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and will reimburse such indemnified party for the reasonable fees and expenses of any counsel retained by them and satisfactory to the indemnifying party, it being understood that the indemnifying party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such indemnified parties, which firm shall be designated in writing by the Representative in the case of an action in which one or more
     Underwriters or controlling persons are indemnified parties and by Capital Corporation or SBC in the case of an action in which Capital Corporation or SBC or any of their directors, officers or controlling persons are indemnified parties. The indemnifying party or parties shall not be liable under this Agreement with respect to any settlement made by any indemnified party or parties without prior written consent by the indemnifying party or parties to such settlement.

          (d) If the indemnification provided for in this Paragraph 9 shall for any reason be unavailable to an indemnified party under Paragraph 9(a) or 9(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as is appropriate to reflect the relative benefits received by Capital Corporation and SBC, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities and related Support Obligations. If, however, this allocation is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities and the relative fault of Capital Corporation and SBC, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by Capital Corporation and SBC, on the one hand, and the Underwriters, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Underwritten Securities and related Support Obligations
     (before deducting expenses) received by Capital Corporation bear to the total underwriting discounts and commissions received by the Underwriters with respect to such offering.
     The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Capital Corporation and SBC or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Paragraph 9(d) shall be deemed to include, for purposes of this Paragraph 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities and related Support Obligations underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Paragraph 9(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The agreements contained in this Paragraph 9 and the representations, warranties and agreements of Capital Corporation and SBC in Paragraph 1 and Paragraph 8 hereof shall survive the delivery of the Underwritten Securities and related Support Obligations and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

     10. The obligations of the Underwriters under this Agreement may be terminated by the Representative, in its absolute discretion, by notice given to and received by Capital Corporation and SBC prior to the delivery of and payment for the Immediate Delivery Underwritten Securities and related Support Obligations, if, during the period beginning on the date hereof to and including the Delivery Date, (a) trading in securities generally on the New York Stock Exchange, Inc. is suspended or materially limited, or (b) a banking moratorium is declared by either Federal or New York State authorities, or (c) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis or the declaration by the United States of war or a national emergency the effect of which on the financial markets of the United States is material and adverse and is such as to make it, in the reasonable judgment of the Representative, impracticable or inadvisable to market such Underwritten Securities on the terms and in the manner contemplated by the Prospectus, or (d) Capital Corporation or SBC shall have received notice that any rating of any of Capital Corporation's unsecured senior debt securities, SBC's unsecured senior debt securities or SBC's Support Obligations or other support obligations or guarantees of debt securities of others shall have been lowered by any nationally recognized statistical rating organization (as defined in Rule 15c3-1 under the Exchange
Act) or any such organization has publicly announced that it has under surveillance or review, with possible negative implications, the ratings of any of Capital Corporation's unsecured senior debt securities, SBC's unsecured senior debt securities or SBC's Support Obligations or other support obligations or guarantees of debt securities of others or (e) there shall have occurred any change, or any development involving a prospective change, in or affecting particularly the business or properties of Capital Corporation, SBC or its subsidiaries which, in the Representative's reasonable judgment, materially impairs the investment quality of the Underwritten Securities or related Support Obligations.

     11. The respective obligations of the Underwriters under this Agree-ment with respect to the Underwritten Securities and related Support Obligations are subject to the accuracy, on the date hereof and on the Delivery Date, of the representations and warranties of Capital Corporation and SBC contained herein, to performance by Capital Corporation and SBC of their obligations hereunder, and to each of the following additional terms and conditions applicable to the Underwritten Securities and related Support
Obligations:

          (a) At or before the Delivery Date, no stop order suspending the effectiveness of the Registration
     Statement nor any order directed to any document incorporated by reference in the Prospectus shall have been issued and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission and no challenge shall have been made by the Commission or its staff as to the accuracy or adequacy of any document incorporated by reference in the Prospectus; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with;
     and after the date hereof Capital Corporation and SBC shall not have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus (or any document incorporated by reference therein) that shall have been disapproved by the Representative.

          (b) No Underwriter shall have discovered and disclosed to Capital Corporation or SBC on or prior to the Delivery Date that the Registration Statement or the Prospectus contains an untrue statement of a fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Underwritten Securities, the related Support Obligations, the Indenture and the Support Agreement and the form of the Registration Statement, the Prospectus (other than financial statements and other financial data) and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to Sullivan & Cromwell, counsel for the Underwriters, and Capital Corporation and SBC shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Counsel to Capital Corporation shall have furnished to the Representative his opinion addressed to the Underwriters and dated the Delivery Date, as counsel, to the effect that:

                  (i)  Capital Corporation has been duly
          incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; and Capital Corporation has full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business, except where the failure to so qualify would not have a material adverse effect on Capital Corporation;

                 (ii)  each of the Indenture and the Support
          Agreement has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against Capital Corporation in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity);

                (iii) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority, body or any arbitrator involving Capital Corporation of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated by reference in the Prospectus describing any legal proceedings or material contracts or agreements relating to Capital Corporation fairly summarize such matters; the Underwritten Securities, the Indenture, the Support Agreement and any Delayed Delivery Contracts conform to the descriptions thereof contained under the following (or comparable) captions of the
          Prospectus:  "Description of Debt Securities" and
          "Plan of Distribution";

                 (iv)  the Immediate Delivery Underwritten
          Securities have been duly authorized, executed, authenticated, issued and delivered and are valid and legally binding obligations of Capital
          Corporation entitled to the benefits of the Indenture and the Support Agreement;

                  (v)  the Delayed Delivery Underwritten
          Securities, if any, have been duly authorized and, when executed, authenticated, issued and delivered to, and paid for by, the respective purchasers thereof in accordance with the Indenture and the related Delayed Delivery Contracts, will be valid and legally binding obligations of Capital Corporation entitled to the benefits of the Indenture and the Support Agreement;

                 (vi)  this Agreement and the Delayed Delivery
          Contracts, if any, have been duly authorized, executed and delivered by Capital Corporation;

                (vii)  no order, consent, approval,
          authorization, registration or qualification of or with any governmental agency or body having jurisdiction over Capital Corporation or any of its properties is required for the issue and sale of the Underwritten Securities or the consummation by Capital
          Corporation of the transactions contemplated by this Agreement, the Indenture or the Support Agreement, except such as have been obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the sale and distribution of the Underwritten Securities and related Support Obligations; and

               (viii) neither the execution and delivery of the Indenture, the Support Agreement, this Agreement or any Delayed Delivery Contracts, the issue and sale of the Underwritten Securities and related Support Obligations, nor the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of Capital Corporation or the terms of any indenture or other agreement or instrument known to such counsel and to which Capital Corporation is a party or by which Capital Corporation or any of its assets is bound, or any order or regulation known to such counsel to be applicable to Capital Corporation of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Capital Corporation.

     In rendering such opinion, such counsel may rely, as to the execution of the Indenture by the Trustee, upon a certificate of the Trustee setting forth the facts as to such execution.

     In rendering such opinion, such counsel may also rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware, upon the opinion of other counsel of good standing believed to be reliable, provided that such counsel states in such opinion that such counsel and the Representative are justified in relying upon the opinion of such other counsel, and (B) as to matters or fact, to the extent deemed proper, on certificates of responsible officers of Capital Corporation and public officials.

     In rendering such opinion with respect to clause (vii) above, insofar as it relates to regulatory authorities in the states in which Capital

     Corporation operates, such counsel may rely on the opinions of local counsel satisfactory to such counsel.

          (e)  The Senior Executive Vice President and General
     Counsel to SBC shall have furnished to the Representative his opinion addressed to the Underwriters and dated the Delivery Date, as counsel, to the effect that:

                  (i)  SBC has been duly incorporated and is
          validly existing as a corporation in good standing under the laws of the State of Delaware; each material subsidiary of SBC has been duly incorporated and is validly existing as a corpora-tion in good standing under the laws of the jurisdiction of its incorporation; and each of SBC and its material subsidiaries has full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business, except where the failure to so qualify would not have a material adverse effect on SBC and its subsidiaries taken as a whole;

                 (ii)  each of the Indenture and the Support
          Agreement has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against SBC in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity);

                (iii) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority, body or any arbitrator involving SBC or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated by reference in the Prospectus describing any legal proceedings or material contracts or agreements relating to SBC or any of its subsidiaries fairly summarize such matters; the Underwritten Securities, the Indenture, the Support Agreement and any Delayed Delivery Contracts conform to the descriptions thereof contained under the following (or comparable) captions of the
          Prospectus:  "Description of Debt Securities" and
          "Plan of Distribution";

                 (iv) the Support Obligations relating to the Immediate Delivery Underwritten Securities have been duly authorized, and are valid and legally binding obligations of SBC entitled to the benefits of the Indenture and the Support Agreement;

                  (v)  the Support Obligations relating to the
          Delayed Delivery Underwritten Securities, if any, have been duly authorized and, when such Delayed Delivery Underwritten Securities are executed, authenticated, issued and delivered to, and paid for by, the respective purchasers thereof in accordance with the Indenture and the related Delayed Delivery Contracts, will be valid and legally binding obligations of SBC entitled to the benefits of the Indenture and the Support Agreement;

                 (vi)  the Registration Statement and any
          amendments thereto have become effective under the Securities Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the respective rules and regulations thereunder; and such counsel has no reason to believe that the Registration Statement, or any amendment thereof, at the time it became effective or at the date of this Agreement or at the Delivery Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the date of this Agreement or at the Delivery Date, included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (vii)  this Agreement and the Delayed Delivery
          Contracts, if any, have been duly authorized, executed and delivered by SBC;

               (viii)  no order, consent, approval,
          authorization, registration or qualification of or with any governmental agency or body having jurisdiction over SBC or any of its properties is required for the issue of the Support Obligations relating to the Underwritten Securities or the consummation by SBC of the transactions contemplated by this Agreement, the Indenture or the Support Agreement, except such as have been obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the sale and distribution of the Underwritten Securities and related Support Obligations; and

                 (ix)  neither the execution and delivery of
          the Indenture, the Support Agreement, this Agreement or any Delayed Delivery Contracts, the issue and sale of the Underwritten Securities and related Support Obligations, nor the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of SBC or the terms of any indenture or other agreement or instrument known to such counsel and to which SBC or any of its material subsidiaries is a party or by which SBC, any such subsidiary or any of their assets is bound, or any order or regulation known to such counsel to be applicable to SBC or any such subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any such subsidiary.

     In rendering such opinion, such counsel may rely, as to the execution of the Indenture by the Trustee, upon a certificate of the Trustee setting forth the facts as to such execution.

     In rendering such opinion, such counsel may also rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware, upon the opinion of other counsel of good standing believed to be reliable, provided that such counsel states in such opinion that such counsel and the Representative are justified in relying upon the opinion of such other counsel, and (B) as to matters or fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

     In rendering such opinion with respect to clause (viii) above, insofar as it relates to regulatory authorities in the states in which the Company or any material subsidiary operates, such counsel may rely on the opinions of local counsel satisfactory to such counsel.

          (f) The Representative shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Underwritten Securities and related Support Obligations, the Indenture, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably require, and Capital Corporation and SBC shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (g) Each of Capital Corporation and SBC shall have furnished to the Representative a certificate signed by its Chairman of the Board or its President or a Senior Vice President and its Treasurer or an Assistant Treasurer stating that after reasonable investigation and to the best of their knowledge;

             (i)  the representations and warranties of
          Capital Corporation or SBC, as the case may be, in this Agreement are true and correct in all material respects on and as of the Delivery Date with the same effect as if made on the Delivery Date; Capital Corporation or SBC, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Underwriters to purchase the Underwritten Securities and related Support Obligations hereunder; and the conditions set forth in Paragraphs 11(a) and 11(i) have been fulfilled;

                 (ii)  as of the date of the Prospectus, the
          Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                (iii)  since the date of the most recent
          financial statements included or incorporated by reference in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of Capital Corporation, SBC or its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

          (h)  Capital Corporation and SBC shall have
     furnished to the Representative (i) a letter of Ernst & Young, addressed to the Boards of Directors of Capital Corporation and SBC and the Underwriters and dated the later of the effective date of the Registration Statement or the date of the filing of SBC's latest Annual Report on Form 10-K, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 49 and covering such financial statement items as counsel for the Underwriters may reasonably have requested and (ii) a letter of Ernst & Young, addressed to the Underwriters and dated the Delivery Date, stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter referred to in sub-clause (i) above and confirming in all material respects the conclusions and findings set forth in such prior letter.

          (i) No order, consent, approval, authorization, registration or qualification of or with any governmental agency or body having jurisdiction over Capital Corporation, SBC or any of their properties is required for the issue and sale of the Underwritten Securities and related Support Obligations or the consummation by Capital Corporation and SBC of the transactions contemplated by this Agreement, the Indenture or the Support Agreement, except such as have been, or will have been prior to the Delivery Date, obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Underwritten Securities and related Support Obligations by the Underwriters.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to the Representative.

     12. If Capital Corporation shall fail to tender the Immediate Delivery Underwritten Securities for delivery to the Underwriters for any reason permitted under this Agreement, or if the Underwriters shall decline to purchase the Immediate Delivery Underwritten Securities for any reason permitted under this Agreement (other than pursuant to Paragraph 6 or Paragraphs 10(a)-(d) hereof), Capital Corporation shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of Immediate Delivery Underwritten Securities and the solicitation of any purchases of the Delayed Delivery Underwritten Securities, and upon demand Capital Corporation shall pay the full amount thereof to the Representative (it being understood and agreed that the Capital Corporation's obligations to pay costs and expenses under this Paragraph shall be deemed to be "other obligations" of Capital Corporation entitled to the benefits of the Support Agreement). If this Agreement is terminated pursuant to Paragraph 6 hereof by reason of the default of one or more Underwriters or pursuant to Paragraphs 10(a)-(d) hereof, Capital Corporation shall not be obligated to reimburse any Underwriter on account of those expenses.

     13. Capital Corporation and SBC shall be entitled to act and rely upon any request, consent, notice or agreement by, or on behalf of, the Representative. Any notice by Capital Corporation or SBC to the Underwriters shall be sufficient if given in writing or by facsimile transmission confirmed promptly in writing addressed to the Representative at its address set forth in Schedule I hereto, and any notice by the Underwriters to Capital Corporation or SBC shall be sufficient if given in writing or by facsimile transmission confirmed promptly in writing addressed to Capital Corporation or SBC at Southwestern Bell Corporation, 175 E. Houston Street, 7th Floor, San Antonio, Texas 78205-2233, Telecopy Number: (210) 351-3849, Attention of the Vice President, Treasurer, and Chief Financial Officer with a copy to the Senior Executive Vice President and General Counsel, Southwestern Bell Corporation, 13th Floor, San Antonio, Texas 78205-2233, Telecopy Number: (210) 351-2298.

     14. This Agreement shall be binding upon the Underwriters, Capital Corporation, SBC and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of

Capital Corporation and SBC contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Underwriters contained in Paragraph 9 hereof shall be deemed to be for the benefit of directors of Capital Corporation and SBC officers of Capital Corporation and SBC who have signed the Registration Statement and any person controlling Capital
Corporation or SBC. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Paragraph 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     15. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

     16. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     17.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAW OF NEW YORK.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement shall represent a binding agreement among Capital Corporation, SBC and the several Underwriters.

                    Very truly yours,


                    SOUTHWESTERN BELL CAPITAL CORPORATION

                    By: __________________________________
                        Title:



                    SOUTHWESTERN BELL CORPORATION

                    By: __________________________________
                        Title:



The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.


[NAME OF REPRESENTATIVE]


By: __________________________________
    Title:




For itself and as Representative of the
several Underwriters named in Schedule II to the foregoing Agreement.

                          SCHEDULE I


Underwriting Agreement dated ____________, 199_.

Registration Statement No. 33-_____

Representative(s) and Address(es):



Underwritten Securities:


    Designation:


    Principal Amount:    $___,000,000


    Date of Maturity:


    Interest Rate:       ____% per annum, payable semi-
                         annually on each _________ and
                         _________, commencing _________,
                         199_, to holders of record at the
                         close of business on the preceding
                         _________ or _________.

    Purchase Price:      ____% of the principal amount
                         thereof, plus accrued interest from
                         _________, 199_ to the date of
                         delivery.


    Redemption Provisions:


    Form and Authorized  [The Securities will be issued only
    Denominations:       in registered, book-entry form in
                         denominations of $1,000 and integral
                         multiples thereof.  The Securities
                         will be represented by a global
                         security or securities deposited
                         with, or on behalf of, The Depository
                         Trust Company, and registered in the
                         name of Cede & Co., as nominee for
                         The Depository Trust Company.]

    Delivery Date, Time  ______ a.m. (New York time),
    and Location:        _________, 199_, at the offices of
                         __________.

    The Delayed Delivery                [There are no Delayed
                                        Delivery Contracts.]
    Contracts shall have
    the following terms:

         [Delivery Date:

         Expiration Date:

         Compensation to
         Underwriters:

         Minimum principal
         amount of Underwritten
         Securities to be sold
         pursuant to any Delayed
         Delivery Contract:

         Maximum aggregate
         principal amount of
         Underwritten Securities
         to be sold pursuant
         to all delayed Delivery
         Contracts:]

                          SCHEDULE II



                                              Principal
                                              Amount of
                                            Underwritten
 Name of Underwriter                         Securities

                                          $


                                          ____________

         Total . . . . . . .              $

                           EXHIBIT A


                 SOUTHWESTERN BELL CORPORATION

                   DELAYED DELIVERY CONTRACT


                                   ,199


Southwestern Bell Capital Corporation
________________________
San Antonio, Texas _____

Dear Sirs:

     The undersigned hereby agrees to purchase from Southwestern Bell Capital Corporation, a Delaware corporation ("Capital Corporation"), and Capital Corporation hereby agrees
to sell to the undersigned, $        principal amount of
Capital Corporation's above-captioned securities ("Securities"), offered by Capital Corporation's prospectus
dated       , 199 , as supplemented by the prospectus
supplement dated           , 199   (collectively, the
"Prospectus"), receipt of a copy of which is hereby
acknowledged, at a purchase price of       % of the principal
amount thereof plus accrued interest from              , 199
to the Delivery Date (as defined in the next paragraph) and on the further terms and conditions set forth in this Contract. The Securities are entitled to the benefits of the Support Agreement, dated November 10, 1986, between Capital Corporation and Southwestern Bell Corporation, a Delaware corporation ("SBC").

     Payment for and delivery of the Securities to be purchased by the undersigned shall be made on , 199 , herein called the "Delivery Date".

     At 10:00 A.M., New York time, on the Delivery Date, the Securities to be purchased by the undersigned hereunder will be delivered by Capital Corporation to the undersigned, and the undersigned will accept delivery of such Securities and will make payment to Capital Corporation of the purchase price therefore at the office of The Bank of New York. Payment will be by certified or official bank check payable in next-day funds settled through the New York Clearing House, or such other Clearing House as Capital Corporation may designate, to or upon the order of Capital Corporation. The Securities will be delivered in such authorized forms and denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to Capital Corporation not less than two full business days prior to the Delivery Date or, if the undersigned fails to make a timely designation in the foregoing manner, in the form of one definitive fully registered certificate representing the Securities in the above principal amount, registered in the name of the undersigned.

     This Contract will terminate and be of no further force
and effect after                     , 199_, unless (i) on or
before such date it shall have been executed and delivered by both parties hereto and (ii) Capital Corporation shall have sold to the Underwriters named in the Prospectus the Immediate Delivery Underwritten Securities (as defined in the Underwriting Agreement referred to in the Prospectus).
Capital Corporation will mail or deliver to the undersigned at its address set forth below a notice to that effect, stating the date of the occurrence thereof, accompanied by copies of the opinion of counsel for Capital Corporation and SBC delivered to such Underwriters pursuant to Paragraph 11(d) and 11(e) of the Underwriting Agreement.

     The obligation of the undersigned to accept delivery of and make payment for the Securities on the Delivery Date will be subject to the condition that the Securities shall not, on the Delivery Date, be an investment prohibited by the laws of the jurisdiction to which the undersigned is subject, the undersigned hereby representing that such an investment is not so prohibited on the date hereof.

     This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors but will not be assignable by either party hereto without the written consent of the other.

     This Contract may be executed by any of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     It is understood that acceptance of any Delayed Delivery Contract (as defined in said Underwriting Agreement) is in Capital Corporation's and SBC's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to Capital Corporation and SBC, it is requested that Capital Corporation and SBC sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract among Capital Corporation, SBC and the undersigned when such counterpart is so mailed or delivered.

                              Very truly yours,


                    By......................................

                    ........................................
                    Title

                    ........................................

                    ........................................
                              Address

Accepted as of          , 199

SOUTHWESTERN BELL CAPTIAL CORPORATION


By.................................
  Title:


SOUTHWESTERN BELL CORPORATION


By.................................
  Title: